EXHIBIT 99.1



INVESTORS:                                                           MEDIA:
John Standley                                                        Karen Rugen
717-214-8857                                                        717-730-7766
Kevin Twomey
717-731-6540
or investor@riteaid.com

FOR IMMEDIATE RELEASE

               RITE AID RECORDS $51.1 MILLION INCOME TAX BENEFIT
                     AFTER APPROVAL OF FEDERAL TAX RETURNS
                       FOR FISCAL YEARS 1996 THROUGH 2000

  TAX BENEFIT WILL REVISE RECENTLY REPORTED THIRD QUARTER FISCAL 2004 RESULTS TO NET INCOME OF $73.6 MILLION, DILUTED EARNINGS PER COMMON SHARE OF $0.12

CAMP HILL, PA, January 6, 2004---Rite Aid Corporation (NYSE, PCX: RAD) announced today that the congressional Joint Committee on Taxation has notified the company that an Internal Revenue Service examination of the company's federal tax returns for fiscal years 1996 through 2000 has been approved. The examination results in Rite Aid recording an income tax benefit of $51.1 million for the thirteen week period ended November 29, 2003, of which $30 million will be in cash.

The benefit includes previously announced tax refunds of $17.7 million plus an estimate of recoverable interest and a reduction of previously recorded income tax liabilities. The benefit will be recorded in the company's third quarter, which ended November 29, 2003, and will revise the recently announced third quarter results to net income for the period of $73.6 million or diluted earnings per common share of $0.12.

The revisions will have no impact on previously reported adjusted EBITDA or on Rite Aid's adjusted EBITDA guidance for fiscal 2004. The revisions will change Rite Aid's previously given fiscal 2004 guidance on net income (loss). The company now expects fiscal 2004 net income to be between $13.0 million and $41.0 million as compared to previous guidance of between a $13.0 million net loss and $15.0 million net income.

                                    - MORE -

Rite Aid Release - page 2


Attached are revisions of the company's third quarter fiscal 2004 balance sheet, operating statements and reconciliations of net income to adjusted EBITDA that were released on December 18, 2003, when Rite Aid reported net income of $22.5 million or earnings of $0.03 per common share. At that time, the company disclosed that it had been notified by the IRS of an income tax benefit and that it was waiting for approval by the congressional Joint Committee on Taxation. The revisions will be reflected in the company's third quarter Form 10-Q to be filed by January 13, 2004.

Rite Aid Corporation is one of the nation's leading drugstore chains with annual revenues of nearly $16 billion and approximately 3,400 stores in 28 states and the District of Columbia. Information about Rite Aid, including corporate background and press releases, is available through the company's website at www.riteaid.com.

This press release may contain forward-looking statements, which are subject to certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements. Factors that could cause actual results to differ materially from those expressed or implied in such forward-looking statements include our high level of indebtedness, our ability to make interest and principal payments on our debt and satisfy the other covenants contained in our credit facility and other debt agreements, our ability to improve the operating performance of our existing stores in accordance with our management's long term strategy, our ability to hire and retain pharmacists and other store personnel, the outcomes of pending lawsuits and governmental investigations, competitive pricing pressures, continued consolidation of the drugstore industry, the efforts of third party payors to reduce prescription drug costs, changes in state or federal legislation or regulations, the success of planned advertising and merchandising strategies, general economic conditions and inflation, interest rate movements, access to capital and our relationship with our suppliers. Consequently, all of the forward-looking statements made in this press release are qualified by these and other factors, risks and uncertainties. Readers are also directed to consider other risks and uncertainties discussed in documents filed by the company with the Securities and Exchange Commission. Forward-looking statements can be identified through the use of words such as "may", "will", "intend", "plan", "project", "expect", "anticipate", "could", "should", "would", "believe", "estimate", "contemplate", and "possible".

                                      ###

                       RITE AID CORPORATION AND SUBSIDIARIES

                       CONDENSED CONSOLIDATED BALANCE SHEETS
                               (Dollars in thousands)
                                   (unaudited)

                                                                                     November 29, 2003     March 1, 2003
                                                                                     ------------------- -------------------
                                            ASSETS
CURRENT ASSETS:

      Cash and cash equivalents                                                        $        274,440    $        365,321
      Accounts receivable, net                                                                  632,117             575,518
      Inventories, net                                                                        2,401,250           2,195,030
      Prepaid expenses and other current assets                                                 119,305             108,018
                                                                                     ------------------- -------------------
           Total current assets                                                               3,427,112           3,243,887

PROPERTY, PLANT AND EQUIPMENT, NET                                                            1,904,119           1,868,579
GOODWILL                                                                                        684,535             684,535
OTHER INTANGIBLES, NET                                                                          184,503             199,768
OTHER ASSETS                                                                                    137,892             136,746
                                                                                     ------------------- -------------------
           Total assets                                                                $      6,338,161    $      6,133,515
                                                                                     =================== ===================


                             LIABILITIES AND STOCKHOLDERS' DEFICIT
CURRENT LIABILITIES:
      Short-term debt and current maturities of long-term debt and lease financing
      obligations                                                                      $         23,114    $        103,715
      Accounts payable                                                                          934,599             755,284
      Accrued salaries, wages and other current liabilities                                     721,204             707,999
                                                                                     ------------------- -------------------
           Total current liabilities                                                          1,678,917           1,566,998
CONVERTIBLE NOTES                                                                               245,625             244,500
LONG-TERM DEBT, LESS CURRENT MATURITIES                                                       3,453,757           3,345,365
LEASE FINANCING OBLIGATIONS, LESS CURRENT MATURITIES                                            163,125             169,048
OTHER NONCURRENT LIABILITIES                                                                    855,989             900,270
                                                                                     ------------------- -------------------
           Total liabilities                                                                  6,397,413           6,226,181

COMMITMENTS AND CONTINGENCIES

REDEEMABLE PREFERRED STOCK                                                                            -              19,663
STOCKHOLDERS' DEFICIT:
      PREFERRED STOCK                                                                           409,611             393,705
      COMMON STOCK                                                                              516,408             515,115
      ADDITIONAL PAID-IN CAPITAL                                                              3,136,783           3,119,619
      ACCUMULATED DEFICIT                                                                    (4,093,945)         (4,118,119)
      STOCK-BASED AND DEFERRED COMPENSATION                                                           -               5,369
      ACCUMULATED OTHER COMPREHENSIVE LOSS                                                      (28,109)            (28,018)
                                                                                     ------------------- -------------------
           Total stockholders' deficit                                                          (59,252)           (112,329)
                                                                                     ------------------- -------------------
           Total liabilities and stockholders' deficit                                 $      6,338,161    $      6,133,515
                                                                                     =================== ===================

                    RITE AID CORPORATION AND SUBSIDIARIES

               CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
               (Dollars in thousands, except per share amounts)
                                 (unaudited)

                                                                               Thirteen Weeks ended    Thirteen Weeks
                                                                                 November 29, 2003   ended November 30,
                                                                                                            2002
                                                                               ------------------------------------------
REVENUES                                                                            $    4,105,844      $      3,871,246
COSTS AND EXPENSES:
       Costs of goods sold, including occupancy costs                                    3,105,006             2,952,145
       Selling, general and administrative expenses                                        885,827               849,242
       Stock-based compensation expense                                                      7,274                 2,625
       Store closing and impairment charges                                                  3,064                 2,945
       Interest expense                                                                     77,718                80,941
       Loss (gain) on sale of assets and investments, net                                      879                  (775)
                                                                               --------------------  --------------------

                                                                                         4,079,768             3,887,123
                                                                               --------------------  --------------------

            Income (loss) before income taxes                                               26,076               (15,877)

INCOME TAX (BENEFIT) EXPENSE                                                               (47,518)                  490

                                                                               ------------------------------------------
       Net income (loss)                                                            $       73,594      $        (16,367)
                                                                               ==========================================

Basic and diluted income (loss) per share
       Net income (loss)                                                            $       73,594      $        (16,367)
       Accretion of redeemable preferred stock                                                 (26)                  (26)
       Cumulative preferred stock dividends                                                 (8,032)               (7,420)
                                                                               --------------------  --------------------
            Net income (loss) applicable to common stockholders                     $       65,536      $        (23,813)
                                                                               ====================  ====================
            Basic net income (loss) per share                                       $         0.13      $          (0.05)
                                                                               ====================  ====================
            Diluted net income (loss) per share                                     $         0.12      $          (0.05)
                                                                               ====================  ====================


Weighted average shares outstanding                                                        516,226               515,124
Dilutive impact of stock options and convertible securities                                130,831                     -
                                                                               --------------------  --------------------
Weighted average shares outstanding assuming dilution                                      647,057               515,124
                                                                               ====================  ====================

                    RITE AID CORPORATION AND SUBSIDIARIES

               CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
               (Dollars in thousands, except per share amounts)
                                 (unaudited)

                                                                                 Thirty-nine Weeks    Thirty-nine Weeks
                                                                                ended November 29,   ended November 30,
                                                                                       2003                 2002
                                                                               --------------------  --------------------
REVENUES                                                                           $    12,204,103      $     11,651,487
COSTS AND EXPENSES:
       Costs of goods sold, including occupancy cost                                     9,261,041             8,904,613
       Selling, general and administrative expenses                                      2,668,897             2,614,316
       Stock-based compensation expense                                                     25,956                 3,973
       Store closing and impairment charges                                                    436                57,051
       Interest expense                                                                    236,085               250,527
       Interest rate swap contracts                                                              -                   278
       Loss (gain) on debt modifications and retirements, net                               35,315               (1,662)
       Gain on sale of assets and investments, net                                            (283)              (16,163)
                                                                               ------------------------------------------

                                                                                        12,227,447            11,812,933
                                                                               ------------------------------------------

            Loss before income taxes                                                       (23,344)             (161,446)

INCOME TAX BENEFIT                                                                         (47,518)              (42,372)

                                                                               --------------------  --------------------
                                                                                   $        24,174      $       (119,074)
       Net income (loss)                                                       ====================  ====================

Basic and diluted income (loss) per share
       Net income (loss)                                                           $        24,174      $       (119,074)
       Accretion of redeemable preferred stock                                                 (78)                  (77)
       Cumulative preferred stock dividends                                                (15,906)              (16,913)
                                                                               --------------------  --------------------
                                                                                   $         8,190      $      (136,064)
            Net income (loss) applicable to common stockholders                ====================  ====================
                                                                                   $          0.02      $         (0.26)
            Net income (loss) per share                                        ====================  ====================

Weighted average shares outstanding                                                        515,609               515,134
Dilutive impact of stock options and convertible securities                                  9,894                     -
                                                                               --------------------  --------------------
Weighted average shares outstanding assuming dilution                                      525,503               515,134
                                                                               ====================  ====================

                     RITE AID CORPORATION AND SUBSIDIARIES
                           SUPPLEMENTAL INFORMATION
            RECONCILIATION OF NET INCOME (LOSS) TO ADJUSTED EBITDA
                                (In thousands)

                                                                                       Thirteen Weeks     Thirteen Weeks
                                                                                     ended November 29,   ended November
                                                                                            2003             30, 2002
                                                                                     --------------------------------------
RECONCILIATION OF NET INCOME (LOSS) TO ADJUSTED EBITDA:

          Net income (loss)                                                             $        73,594    $       (16,367)
          Adjustments:
               LIFO (credit) charge (a)                                                         (1,423)             17,250
               Store closing and impairment charges                                               3,064              2,945
               Closed store liquidation expense (b)                                                 941              7,451
               Stock-based compensation expense                                                   7,274              2,625
               Litigation settlements, net (c)                                                   (7,345)            (6,611)
               Loss (gain) on sale of assets and investments                                        879               (775)
               Legal and accounting expenses (d)                                                  5,202              3,295
               Non-recurring income tax benefit                                                 (51,103)                  -
               Interest expense                                                                  77,718             80,941
               Recurring income tax expense                                                       3,585                490
               Depreciation and amortization                                                     64,961             69,731
               Other                                                                                116                134
                                                                                     ------------------- ------------------
                        Adjusted EBITDA                                                 $       177,463    $       161,109
                                                                                     =================== ==================
                        Percent of revenues                                                        4.32%              4.16%


          NOTES:

               (a) Represents non-cash (credits) charges to value our inventories under the last-in first-out ("LIFO") method.

               (b) Represents costs to liquidate inventory at stores that are in the process of closing.

               (c)      Represents net impact of non-recurring litigation.

               (d) Charges consist primarily of fees paid for legal services related to defending against litigation related to prior management's business practices, and to defend prior management.

                     RITE AID CORPORATION AND SUBSIDIARIES
                           SUPPLEMENTAL INFORMATION
            RECONCILIATION OF NET INCOME (LOSS) TO ADJUSTED EBITDA
                                (In thousands)

                                                                                      Thirty-nine Weeks     Thirty-nine
                                                                                     ended November 29,     Weeks ended
                                                                                            2003         November 30, 2002
                                                                                     --------------------------------------

RECONCILIATION OF NET INCOME (LOSS) TO ADJUSTED EBITDA:
          Net income (loss)                                                             $        24,174    $      (119,074)

          Adjustments:
               LIFO charge (a)                                                                   25,397             51,750
               Store closing and impairment charges                                                 436             57,051
               Closed store liquidation expense (b)                                               4,170             15,671
               Stock-based compensation expense                                                  25,956              3,973
               Loss (gain) on debt modifications and retirements, net (c)                        35,315             (1,662)
               Litigation settlements, net (d)                                                   (8,095)            13,650
               Gain on sale of assets and investments                                              (283)           (16,163)
               Legal and accounting expenses (e)                                                 13,829             13,177
               Non-recurring income tax benefit                                                 (51,103)           (44,011)
               Interest expense                                                                 236,085            250,527
               Interest rate swap contracts                                                           -                278
               Recurring income tax expense                                                       3,585              1,639
               Depreciation and amortization                                                    195,633            217,057
               Other                                                                                367              1,005

                                                                                     ------------------- ------------------
                        Adjusted EBITDA                                                 $       505,466    $       444,868
                                                                                     =================== ==================
                        Percent of revenues                                                       4.14%              3.82%


          NOTES:

               (a) Represents non-cash charges to value our inventories under the last-in first-out ("LIFO") method.

               (b) Represents costs to liquidate inventory at stores that are in the process of closing.

               (c) Represents loss (gain) related to debt modifications and retirements, net.

               (d)      Represents net impact of non-recurring litigation.

               (e) Charges consist primarily of fees paid for legal services related to defending against litigation related to prior management's business practices, and to defend prior management.

                      RITE AID CORPORATION AND SUBSIDIARIES
                            SUPPLEMENTAL INFORMATION
        RECONCILIATION OF NET INCOME GUIDANCE TO ADJUSTED EBITDA GUIDANCE
                                (In thousands)

                                                                                                 Guidance Range
                                                                                       -----------------------------------
                                                                                             Low              High
                                                                                       ----------------- -----------------
                                                                                          Year Ending      Year Ending
                                                                                       February 28, 2004 February 28, 2004
                                                                                       -----------------------------------
RECONCILIATION OF NET INCOME TO ADJUSTED EBITDA
          Net income                                                                    $       13,000    $       41,000
          Adjustments:
               LIFO charge                                                                      35,000            35,000
               Store closing, liquidation, and impairment charges                               40,000            40,000
               Stock-based compensation expense                                                 32,000            30,000
               Loss on debt modifications and retirements, net                                  35,000            35,000
               Legal and accounting expenses                                                    15,000            15,000
               Income tax benefit, net                                                         (46,000)          (46,000)
               Interest expense                                                                315,000           315,000
               Depreciation and amortization                                                   262,000           262,000
               Litigation settlements, gain on sale of assets and investments,
               and other                                                                        (1,000)           (2,000)
                                                                                       ----------------  ----------------
                        Adjusted EBITDA                                                 $      700,000    $      725,000
                                                                                       ================  ================

                      RITE AID CORPORATION AND SUBSIDIARIES
                           SUPPLEMENTAL INFORMATION
       RECONCILIATION OF NET INCOME GUIDANCE TO ADJUSTED EBITDA GUIDANCE
                                 (In thousands)

                                                                                         Guidance Range
                                                                                  --------------------------------
                                                                                       Low               High
                                                                                  -------------    ---------------
                                                                                    Year Ending     Year Ending
                                                                                    February 26,    February 26,
                                                                                        2005            2005
                                                                                  -------------    ---------------
RECONCILIATION OF NET INCOME TO ADJUSTED EBITDA

        Net income                                                                 $   112,000      $     157,000
        Adjustments:
             LIFO charge                                                                40,000             40,000
             Store closing, liquidation, and impairment charges                         40,000             40,000
             Stock-based compensation expense                                           23,000             23,000
             Legal and accounting expenses                                               5,000              5,000
             Income tax expense, net                                                    15,000             20,000
             Interest expense                                                          315,000            315,000
             Depreciation and amortization                                             250,000            250,000
                                                                                  -------------    ---------------
                           Adjusted EBITDA                                         $   800,000      $     850,000
                                                                                  =============    ===============